                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                          Date of Report: April 2, 2003

                         World Health Alternatives, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Florida                        333-84934                 04-3613924
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
     Incorporation)                                          Identification No.)

                            300 Penn Center Boulevard
                         Pittsburgh, Pennsylvania 15235
               (Address of principal executive offices) (Zip code)

                                  412-829-7800
              (Registrant's telephone number, including area code)

                             All correspondence to:
                          Brenda Lee Hamilton, Esquire
                        Hamilton, Lehrer and Dargan, P.A.
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                             561-416-8956 Telephone;
                             561-416-2855 Facsimile

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

World Health Alternatives, Inc. is referred to herein as "the Company", "us", or
"we".

Item 1. Changes In Control
Not Applicable.

Item 2. Acquisition Or Disposition Of Assets
Not Applicable.

Item 3. Bankruptcy or Receivership
Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant
Not Applicable.

Item 5. Other Events and Regulation FD Disclosure
Not Applicable.

Item 6. Resignations of Registrant's Directors
Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

Exhibits
   None

Item 8. Change In Fiscal Year
Our Board of Directors, by a resolution approved on April 2, 2003, has elected to change the Registrant's fiscal year end from November 30 to December 31, effective April 2, 2003. The first changed fiscal year shall be from January 1,
2003 to December 31, 2003. In accordance with our new year end of December 31, we will file a Form 10QSB for the period ending March 31, 2003.

On February 20, 2003, we completed our acquisition of 100% of the outstanding common stock of Better Solutions, Inc. from its two shareholders, Marc D. Roup and Richard E. McDonald in exchange for newly issued shares of our common stock.
As a result of this transaction: (a) Better Solutions, Inc. became our wholly owned subsidiary; (b) Better Solutions, Inc.'s medical staffing business became integrated into our business; (c) an aggregate of 33,000,000 shares of our common stock was issued to Marc D. Roup and Richard E. McDonald and a change in the voting control of our common stock occurred; and (d) Richard E. McDonald became our President, Principal Financial Officer, Principal Accounting Officer,
and Chairman of the Board of Directors and Marc Roup became our Chief Executive
Officer and Director. As such, Better Solutions, Inc. was the accounting acquirer in this transaction and a change in our year end should conform to the year end of that accounting entity, Better Solutions, Inc. We previously had a fiscal year end of November 30; Better Solutions had a year end of December 31.
Because Better Solutions, Inc. is the accounting acquirer (as explained above)
and our primary business will be Better Solutions' medical staffing business which earned revenues of $2,796,911 as of December 31, 2002, while we earned no revenues from our website operation as of our prior year end of November 30,
2002, we determined that the use of the fiscal year end of December 31 would provide more meaningful financial information to investors.

Item 9. Regulation FD Disclosure
Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.
April 2, 2003

/s/ Richard E. McDonald
President, Principal Financial Officer, Principal Accounting Officer, Chairman
of the Board of Directors

EXHIBITS
Exhibit No.     Description of Exhibits
   None